EXHIBIT 10.2

                            Stock Purchase Agreement




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                            STOCK PURCHASE AGREEMENT


                  THIS STOCK PURCHASE AGREEMENT (the "Agreement") dated May 3, 1996, by and between EA INDUSTRIES, INC., a New Jersey corporation with an address at 185 Monmouth Parkway, West Long Branch, NJ 07764 ("Buyer") and AYHAN HAKIMOGLU, an individual residing at 431 Righters Mill Road, Narberth, PA 19072 (the "Seller").

                                   BACKGROUND

                  Seller is the Chairman of the Board of Directors of Aydin Corporation, a Delaware corporation (the "Company"), and the beneficial owner of 593,177 shares, together with 3,750 shares the Seller will acquire upon the exercise of currently exercisable Stock Options for the $1.00 par value per share Common Stock of the Company.

                  Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Stock, upon and subject to the terms and conditions contained in this Agreement.

                  NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, and intending to be legally bound hereby, agree as follows:

                  1. (a) Purchase and Sale of the Stock. Upon and subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants contained herein, on the Closing Date, as hereinafter defined, Seller hereby agrees to sell, assign, transfer, convey and deliver to Buyer, and Buyer hereby agrees to purchase the Stock, as hereinafter defined, from Seller. The purchase price ("Purchase Price") in respect of the Stock shall be an amount equal to $18.00 per share for the 593,177 shares held by Seller and the 3,750 shares to be issued to Seller upon the exercise of any Stock Options exercisable on the Closing Date, (collectively the "Stock") for an aggregate of $10,744,686.

                           (b)  The Closing.  The closing of the transactions
contemplated by this Agreement (the "Closing") shall take place at the offices of Aydin Corporation, 700 Dresher Road, Horsham, Pennsylvania 19044 commencing at 10:30 a.m. local time on Friday, May 3, 1996 or as soon as practicable following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated hereby.






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                           (c)  Deliveries at the Closing.

                                    (i)     At the Closing, Seller will deliver
to Buyer the certificates and other documents required hereunder and the stock certificates representing all of the shares of Stock, accompanied by stock powers duly endorsed in blank, with signatures guaranteed, provided that the Seller shall deliver shares issuable upon exercise of the Stock Options, as promptly as practicable; and

                                    (ii)     On Friday, May 3, 1996, at the
Closing, Buyer will deliver the certificates and other documents required to be delivered hereunder and the Purchase Price by wire transfer of immediately available funds.

                  2. Representations and Warranties of Seller. Seller hereby represents, warrants and covenants to Buyer as follows:

                           (a)      Seller is the sole record and beneficial
owner of the Stock, free and clear of all liens, claims, options, proxies, voting agreements, charges or encumbrances of whatever nature, and Seller shall transfer to Buyer good and marketable title to the Stock, free and clear of all liens, claims, options, proxies, voting agreements, charges or encumbrances of whatever nature affecting the Stock.

                           (b)      The Stock represents all of Seller's
ownership interest in the Company.

                           (c)      Seller has the full and complete power,
authority and capacity to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby.

                           (d)      This Agreement has been duly and validly
executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

                           (e)      There exist no restrictions upon the sale
and delivery of the Stock to Buyer. Seller is not required to obtain the approval or consent of, or otherwise notify or file any report with, any person or governmental agency or organization to effect the sale of the Stock to Buyer, which consent or approval has not already been obtained. Seller has made (or if required after the date of this Agreement, Seller covenants that he will make) all filings with or reports or notices to, the Securities and Exchange Commission, the New York Stock Exchange, and all other local, state or federal governmental authorities or other parties required to be notified or to receive a report in connection with the transaction contemplated by this Agreement.


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                           (f)      The execution and delivery of this Agreement
will not conflict with, result in a breach of or default under, and is not prohibited by or in contravention of, any agreement of Seller or of the Company or by which either of them or their respective assets or the Stock are bound.

                  3. Representations and Warranties of Buyer. Buyer hereby represents and warrants to Seller as follows:

                           (a)  Buyer has the full power to execute, deliver
and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and Buyer is not required to obtain (or if required, has previously obtained) the approval of any person or governmental agency or organization to effect the purchase of the Stock.

                           (b)      This Agreement has been duly and validly
executed and delivered by Buyer and constitutes a valid and binding agreement of Buyer, enforceable in accordance with its terms.

                           (c)      The execution and delivery of this Agreement
will not conflict with, result in a breach of or default under, and is not prohibited by or in contravention of, any agreement of Buyer or by which Buyer or its assets is bound.

                           (d)      Buyer has made (or if required after the
date of this Agreement, Buyer covenants that it will make) all filings with or reports or notices to, the Securities and Exchange Commission, the New York Stock Exchange, and all other local, state or federal governmental authorities or other parties required to be notified or to receive a report in connection with the transaction contemplated by this Agreement.

                           (e)  The Buyer is not acquiring the Stock with a
view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended.

                    (f) The Buyer has carefully reviewed the representations and warranties concerning the Seller and the Company contained in this Agreement and understands that this investment involves substantial risks. The Buyer has had an opportunity to discuss the Company's business, management and financial affairs with the Seller and the Company's management. The officers of the Seller and the Company have made available to the Buyer any and all written information which the Buyer has requested and have answered, to the Buyer's satisfaction, all inquiries made thereby. The Buyer is experienced in evaluating and investing in companies such as the Company and has knowledge and experience in financial and business matters such that the Buyer is capable of evaluating the merits and risks of an



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investment in the Company and has the capacity to protect its own interests in connection with this Agreement and the transactions contemplated herein.

                  4.       Conditions to Obligation to Close.

                           (a)  Conditions to Obligation of the Buyer.  The
obligation of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                                    (i)  the representations and warranties set
forth in section 2 hereof shall be true and correct at and as of the Closing Date;

                                    (ii)  the Seller shall have performed and
complied with all of his covenants hereunder in all material respects through the Closing;

                                    (iii)  no action, suit, or proceeding shall
be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction wherein an unfavorable judgment, order, decree, stipulation, injunction, or charge would
(A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (C) affect adversely the right of the Buyer to own or control the Stock (and no such judgment, order, decree, stipulation, injunction, or charge shall be in effect);

                                    (iv)  the Seller shall have delivered to the
Buyer a certificate (without qualification as to knowledge or materiality or otherwise) to the effect that each of the conditions specified above in this section 4(a) is satisfied in all respects;

                                    (v)  the Buyer shall have received the
resignations, effective as of the Closing Date, of the Seller as an officer and director of the Company and its subsidiaries;

                                    (vi)  All actions to be taken by the Seller
in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

                           (b)  Conditions to Obligation of the Seller.  The
obligation of the Seller to consummate the transactions to be performed by him in connection with the Closing is subject to satisfaction of the following conditions:



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                                    (i)  the representations and warranties set
forth in Section 3 hereof shall be true and correct at and as of the Closing Date;

                                    (ii)  the Buyer shall have performed and
complied with all of its covenants hereunder in all material respects through the Closing;

                                    (iii)  no action, suit, or proceeding shall
be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction wherein an unfavorable judgment, order, decree, stipulation, injunction, or charge would
(A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no judgment, order, decree, stipulation, injunction, or charge shall be in effect);

                                    (iv)  the Buyer shall have delivered to the
Seller a certificate (without qualification) as to knowledge or materiality or otherwise) to the effect that each of the conditions specified above in this section 4(b) is satisfied in all respects;

                                    (v)  the Board of Directors of the Company
shall have approved the Consulting Agreement and the Restrictive Covenant Agreement and, the Seller and the Company shall have entered into the Consulting Agreement and the Restrictive Covenant Agreement in form and substance as set forth in Exhibits A-1 and A-2 and the same shall be in full force and effect;

                                    (vi)  all actions to be taken by the Buyer
in connection with consummation of the transaction contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

                  5. Expenses. All fees and expenses incurred by Seller and all sales, transfer or other similar taxes payable in connection with this Agreement (including, but not limited to, any transfer taxes payable in connection with the sale of the Stock), will be borne by Seller, and all fees and expenses incurred by Buyer in connection with this Agreement will be borne by Buyer. Any fees and expenses incurred by the Company, including, but not limited to, any fees payable to the Company's investment banker, in connection with this Agreement will be borne by the Company.







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                  6.       Miscellaneous Provisions.

                           (a)      Execution in Counterparts.  This Agreement
may be executed by the parties in one or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each party hereto and delivered to each other party hereto.

                           (b)      Notices.  All notices, requests, demands and
other communications hereunder shall be in writing and shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally or mailed by registered or certified mail, postage prepaid, return receipt requested, or by overnight courier, to the address of the respective parties as follows:

                          If to Buyer:   EA Industries, Inc.
                                         185 Monmouth Parkway
                                         West Long Branch, NJ 07764
                                         Attention:  Irwin L. Gross,
                                                     Chairman

                          If to Seller:  Ayhan Hakimoglu
                                         431 Righters Mill Road
                                         Narberth, PA  19072

                           (c)      Amendments.  This Agreement may only be
amended by a written instrument executed by each of the parties hereto.

                           (d)      Entire Agreement.  This Agreement
constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties hereto, oral and written, with respect to the subject matter hereof.

                           (e)      Applicable Law.  This Agreement shall be
governed by the laws of the State of New Jersey applicable to contracts made and to be wholly performed within New Jersey, and without reference to the law of conflicts.

                           (f)      Headings.  The headings contained herein are
for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

                           (g)      Binding Effect; Benefits.  Neither party to
this Agreement may delegate his duties or assign or transfer his rights hereunder without the prior written consent of the other party. This Agreement shall inure to the benefit of, and be

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binding upon, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

                           (h)      Waiver, etc.  The failure of either of the
parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of either of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party against whom or which enforcement of such waiver is sought; and no waiver of any such breach shall be construed or deemed to be a waiver of any other or subsequent breach.

                           (i)      Further Assurances.  Each of the parties
hereto shall execute and deliver upon written request of the other such additional documents, instruments and agreements as may be requested of such party in order to more fully effectuate the purposes of this Agreement.

                           (j)      Press Releases.  Seller shall not issue any
press release with respect to the transactions contemplated by this Agreement, except as may otherwise be required by law. Buyer shall reasonably consult with Seller prior to the issuance of any press release with respect to the transactions contemplated by this Agreement.

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

                                         EA INDUSTRIES, INC.


                                         BY:/s/ Jules M. Seshens
                                            ------------------------------------
                                            Jules M. Seshens,
                                            Director and Vice President


                                         /s/ Ayhan Hakimoglu
                                         ---------------------------------------
                                         Ayhan Hakimoglu




NOTE: All representations, warranties, acknowledgements and covenants in subparagraphs 2a, b, c, e and f shall survive following the date hereof.



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